SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 30, 1998

                                AMF BOWLING, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     001-13539                 13-3873268
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

                     8100 AMF Drive, Richmond, Virginia           23111
                  (Address of principal executive offices)      (Zip Code)


                                       N/A
          (Former name or former address, if changed since last report)






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Item 5.  Other Events

On September 30, 1998, the registrant issued a news release announcing that AMF Bowling Worldwide, Inc., a wholly owned subsidiary of the registrant, amended the terms of its $810 million credit facility with its lenders.

Copies of Amendment No. 1 and Waiver to the Third Amended and Restated Credit Agreement and the related news release are attached as Exhibits 10.1 and 99.1, respectively.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit             Description
-------             -----------

10.1                Amendment No. 1 and Waiver to the Third Amended and Restated
                    Credit Agreement

99.1 News Release Regarding Announcement of Amendment No. 1 and Waiver to the Third Amended and Restated Credit Agreement

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      October 2, 1998             AMF BOWLING, INC.

                                       By: /s/  Stephen E. Hare
                                          ---------------------------
                                             Stephen E. Hare
                                             Executive Vice President and
                                             Chief Financial Officer